United States
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)

                                September 9, 2004
                ------------------------------------------------


                                   FNB BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                   California
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


          000-49693                                    92-2115369
   ------------------------                 ---------------------------------
   (Commission File Number)                 (IRS Employer Identification No.)


           975 El Camino Real, South San Francisco, California   94080
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (650) 588-6800
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

         On September 9, 2004, First National Bank of Northern California (the "Bank"), a national banking association wholly owned by the registrant, entered into Salary Continuation Agreements and Split-Dollar Agreements with Jim D. Black, President of the registrant and the Bank and with Anthony J. Clifford, Executive President and Chief Operating Officer of the registrant and the Bank. The Agreements provide for annual benefits to be paid to Mr. Black or his designated beneficiary of up to $122,600 per year over a period of 20 years; and annual benefits to be paid to Mr. Clifford or his designated beneficiary of up to $140,700 per year over a period of 20 years. Such benefits are effective in each case upon: (a) attainment of 65 years of age or his death or disability prior to such time if he is actively employed by the Bank at the time; (b) termination of his employment by the Bank without "cause" (as defined in the Agreements); and (c) termination or constructive termination of his employment by the Bank after the occurrence of a "change in control" of the Bank (as defined in the Agreements).

         Copies of the Salary Continuation Agreements and Split-Dollar Agreements between the Bank and Messrs. Black and Clifford are attached to this report as Exhibit 10.27 and Exhibit 10.28, respectively, and are incorporated here by reference.

         The Bank purchased life insurance policies on the life of Jim D. Black and on the life of Anthony J. Clifford on July 13, 2004. The Bank is the sole owner and a co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Messrs. Black and Clifford. The Bank is the beneficiary of the remaining death proceeds of the policies after the interests of Messrs. Black and Clifford have been paid to the beneficiaries designated by Messrs. Black and Clifford, respectively. If either executive dies while in the active service of the Bank, the Bank will pay to the executive's designated beneficiary the present value of the stream of payments the executive would have received under his Salary Continuation Agreement if the executive had reached retirement age. If either executive dies after any benefit payments have commenced under his Salary Continuation Agreement, or after being entitled to a benefit but prior to commencement of benefit payments, the Bank will pay to the executive's designated beneficiary a split dollar death benefit equal to the present value of the remaining stream of payments under his Salary Continuation Agreement. The cash surrender value of each insurance policy, which is expected to increase over the term of the policy, is included among the "other assets" on the consolidated balance sheet of the registrant.

         Also on September 9, 2004, the Bank entered into an Amended and Restated Salary Continuation Agreement and Split-Dollar Agreement with James B. Ramsey, Senior Vice President and Chief Financial Officer of the registrant and the Bank, amending and superseding the existing Salary Continuation Agreement between the Bank and Mr. Ramsey, dated as of December 31, 1999, as amended December 14, 2001. The Agreement provides for annual benefits to be paid to Mr. Ramsey or his designated beneficiary of up to $70,000 per year over a period of 20 years. Such benefits are effective in each case upon: (a) attainment of 65 years of age or his death or disability prior to such time if he is actively employed by the Bank at the time; (b) termination of his employment by the Bank without "cause" (as defined in the Agreements); and (c) termination or constructive termination of his employment by the Bank after the occurrence of a "change in control" of the Bank (as defined in the Agreements).

         The Bank purchased additional life insurance policies on the life of James B. Ramsey on July 14, 2004, supplementing the life insurance policy previously purchased by the Bank on the life of Mr. Ramsey. The Bank is the sole

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

owner and a co-beneficiary under such life insurance policies, which policies indirectly offset the anticipated costs for certain death, disability and post-employment/retirement benefits for Mr. Ramsey. The Bank is the beneficiary of the remaining death proceeds of the policies after the interest of Mr. Ramsey has been paid to the beneficiary designated by Mr. Ramsey. If Mr. Ramsey dies while in the active service of the Bank, the Bank will pay to his designated beneficiary the present value of the stream of payments Mr. Ramsey would have received under his Salary Continuation Agreement if he had reached retirement age. If Mr. Ramsey dies after any benefit payments have commenced under his Salary Continuation Agreement, or after being entitled to a benefit but prior to commencement of benefit payments, the Bank will pay to Mr. Ramsey's designated beneficiary a split dollar death benefit equal to the present value of the remaining stream of payments under his Salary Continuation Agreement. The cash surrender value of such insurance policies, which is expected to increase over the term of the policies, is included among the "other assets" on the consolidated balance sheet of the registrant.

         A copy of the Amended and Restated Salary Continuation Agreement and Split-Dollar Agreement between the Bank and Mr. Ramsey is attached to this report as Exhibit 10.29 and is incorporated here by reference.


Item 9.01.  Financial Statements and Exhibits.

       (c)  Exhibits

       10.27 Salary Continuation Agreement and Split-Dollar Agreement for Jim D. Black
       10.28 Salary Continuation Agreement and Split-Dollar Agreement for Anthony J. Clifford
       10.29 Amended and Restated Salary Continuation Agreement and Split-Dollar Agreement for James B. Ramsey


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FNB BANCORP  (Registrant)


Dated:  September 9, 2004.             By: /s/ JAMES B. RAMSEY
                                           -------------------------------------
                                           James B. Ramsey
                                           Senior Vice President and
                                           Chief Financial Officer

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